UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2014

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

20 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 5, 2014, Novavax, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities LLC as representative of the several underwriters listed on Schedule 1 thereto (the “Underwriters”), related to a public offering (the “Offering”) of 25,000,000 shares of the Company’s common stock, $0.01 par value per share, (the “Common Stock”) at a price to the public of $4.00 per share pursuant to a registration statement on Form S-3 (File No. 333-193549) and a related prospectus supplement. In addition, the Company granted the Underwriters an option to exercisable for 30 days from the date of the Underwriting Agreement to purchase, at the public offering price less any underwriting discounts and commissions, up to an additional 3,750,000 shares of Common Stock. Subject to customary closing conditions, the Offering is expected to close on June 11, 2014.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

An opinion dated June 5, 2014 regarding the legality of the issuance and sale of the Common Stock in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On June 4, 2014, the Company issued a press release announcing the launch of the Offering. On June 5, 2014, the Company issued a press release announcing the pricing of the Offering A copy of the Company’s press releases are attached hereto as Exhibit 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 5, 2014, by and among Novavax, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Launch Press Release of Novavax, Inc. dated June 4, 2014.

99.2	Pricing Press Release of Novavax, Inc. dated June 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc. (Registrant)

Date: June 9, 2014	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 5, 2014, by and among Novavax, Inc. and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representative of the several underwriters listed on Schedule 1 thereto.

5.1	Opinion of Ropes & Gray LLP.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1 above).

99.1	Launch Press Release of Novavax, Inc. dated June 4, 2014.

99.2	Pricing Press Release of Novavax, Inc. dated June 5, 2014.